UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported) December 12, 2011

OMNOVA Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

175 Ghent Road, Fairlawn, Ohio	44333-3300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 330-869-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 12, 2011, OMNOVA Solutions Inc. (“OMNOVA” or the “Company”) completed the sale of certain North American commercial wallcovering assets to J. Josephson, Inc., a private commercial wallcovering producer based in New Jersey. The sale includes print cylinders, certain equipment, trademarks, contracts and other assets associated with OMNOVA’s domestically-produced commercial wallcovering. The sale excludes OMNOVA’s Columbus, Mississippi manufacturing facility.

Under the terms of the sale, OMNOVA will receive approximately $10.0 million in cash and up to three years of royalty payments based on the future sales of OMNOVA commercial wallcovering patterns. In addition, OMNOVA will retain approximately $7.0 million in net working capital, the Columbus, Mississippi manufacturing facility and certain production assets which are used by its other businesses.

OMNOVA will continue to manufacture commercial wallcovering products for J. Josephson for a period of approximately 12 to 15 months as part of an orderly transition of production from OMNOVA’s Columbus, Mississippi plant to the J. Josephson plant in South Hackensack, New Jersey.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information of the Company, with respect to the transaction discussed in Item 2.01, is filed as Exhibit 99.1:

•	Unaudited Pro Forma Statements of Operations for the Nine Months Ended August 31, 2011;

•	Unaudited Pro Forma Statements of Operations for the Year Ended November 30, 2010;

•	Unaudited Pro Forma Statements of Operations for the Year Ended November 30, 2009;

•	Unaudited Pro Forma Statements of Operations for the Year Ended November 30, 2008;

•	Unaudited Pro Forma Balance Sheets as of August 31, 2011;

•	Unaudited Pro Forma Balance Sheets as of November 30, 2010;

•	Notes to the Unaudited Pro Forma Financial Statements.

The unaudited pro forma statements of operations and balance sheets should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2010 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2011, as filed with the Securities Exchange Commission. No other adjustments have been presented in these unaudited pro forma financial statements.

d) Exhibits

Number	Description

99.1	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Kristine C. Syrvalin

Name:	Kristine C. Syrvalin
Title:	Secretary
Date:	December 16, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Financial Statements